Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-112502) pertaining to the Assurant 401(k) Plan B of our report dated June 24, 2005, with respect to the financial statements and schedule of the Assurant 401(k) Plan B included in this Annual Report (Form 11-K) for the year ended December 31, 2004.

/s/  PricewaterhouseCoopers  LLP

     New York, NY
     June 29, 2005

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